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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): JUNE 30, 1997

                            WESTERN PACIFIC AIRLINES, INC.
                (Exact name of registrant as specified in its charter)




         DELAWARE                        0-27238               86-0758778
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File number)          Identification No.)



2864 South Circle Drive
COLORADO SPRINGS, CO                                  80906
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737



                   ___________________________________________________________
                   Former name or former address, if changed since last report

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Item 5.  OTHER EVENTS.

    On June 30, 1997 Western Pacific Airlines, Inc. (the "Registrant") entered into a definitive Agreement and Plan of Merger by and between Frontier Airlines, Inc. ("Frontier") and the Registrant (the "Merger Agreement"), pursuant to which Frontier will merge (the "Merger") with and into Registrant, with Registrant being the surviving corporation in the Merger. It is intended that the Merger will constitute a tax free reorganization for federal income tax purposes.
Also, on June 30, 1997, the Registrant and Frontier entered into a Codeshare Agreement, to become effective on August 1, 1997. A copy of the Codeshare Agreement is attached as Exhibit 10.2 and is hereby incorporated by reference.

    Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger, subject to certain adjustments under certain circumstances, Frontier shareholders will receive .75 shares of common stock of the Registrant for each share of Frontier.

    Consummation of the Merger is subject to the satisfaction of certain conditions, including, among other matters, approval by the stockholders of each of the Registrant and Frontier of the Merger Agreement and certain regulatory approvals. A copy of the Merger Agreement is attached as Exhibit 10.1 and is hereby incorporated by reference.

    A copy of the joint press release of the Registrant and Frontier, dated June 30, 1997, is attached as Exhibit 10.3 and is hereby incorporated by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         10.1 Agreement and Plan of Merger dated as of June 30, 1997 by and between Western Pacific Airlines, Inc. and Frontier Airlines, Inc.

         10.2 Codeshare Agreement dated as of June 30, 1997 by and between Western Pacific Airlines, Inc. and Frontier Airlines, Inc.

         10.3 Joint Press Release dated June 30, 1997

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 7, 1997             WESTERN PACIFIC AIRLINES, INC.


                                   By: /S/ROBERT A. PEISER
                                       -------------------------------
                                       Name: Robert A. Peiser
                                       Title: President and Chief Executive
                                              Officer




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                                        INDEX



EXHIBIT
NUMBER       DESCRIPTION OF DOCUMENT

10.1 Agreement and Plan of Merger dated as of June 30, 1997 by and between Western Pacific Airlines, Inc. and Frontier Airlines, Inc.

10.2 Codeshare Agreement dated as of June 30, 1997 by and between Western Pacific Airlines, Inc. and Frontier Airlines, Inc.

10.3         Joint Press Release dated June 30, 1997